ICR Investor Presentation January 2019 1

Safe Harbor Statement This presentation, and responses to certain questions about this presentation, will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, particularly with regard to future financial and operating expectations, business plans and key initiatives. All such statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Please see “Risk Factors” in our Annual and Quarterly Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission for a description of such risks and uncertainties. We urge you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We do not undertake any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation should be read in conjunction with our financial statements and notes thereto contained in our most recent Form 10-K for the fiscal year ended February 3, 2018 and our Form 10-Qs for the fiscal quarters ended May 5, August 4, and November 3, 2018. 2

Tillys at a Glance • Leading specialty retailer offering apparel, footwear and accessories for young adults, teens and children • Unparalleled blend of over 400 iconic global, emerging, and proprietary brands • 229 stores in 33 states, both in-mall and off- mall, averaging ~7500 SF, including 4 RSQ- branded pop-up shops • 10-15 new stores planned for fiscal 2019 vs. previously stated goal of 15-20 new stores • +3.7% YTD comparable store sales growth thru Dec 2018, including +5.8% during Nov/Dec 2018 Holiday period • Profitable e-commerce business represents 14.4% of YTD net sales thru Dec 2018 (vs. 13.1% in fiscal 2017) • HQ in Irvine, CA and founded in 1982 3

Our Core Customers Pre-teens, teens and young adults, both male and female Active, connected, creative and adventurous Passionate about an active lifestyle, including sports, music, art and fashion Highly engaged on social media channels 4

Destination Retailer with a Unique Store Experience and a Broad and Differentiated Assortment

- Over 400 third-party lifestyle brands in a given year with a variety of styles, colors, sizes and price points
- ~24% of our YTD Dec 2018 net sales has come from our own brands (vs ~26% for fiscal 2017), supplemented by exclusive offerings from third-party brands
- Top 2 third-party brands represent ~9% and ~7% of YTD Dec 2018 net sales, respectively, with no other third-party brand above 3.0%.
- Nearly 90% of stores remodeled or refreshed in last 3 years, helping stores to keep a current, fresh look
- Excellent interior store design enhanced by our dedicated team of passionate store associates

Diversified Category Mix


18%
12%
10%
60%
Mens/Womens Apparel
Boys/Girls Apparel
Footwear
Accessories




RSQ
JEANS


ONLY AT
TILLYS
VANS

5

Constantly Evolving Merchandise Mix • Ship products to stores multiple times per week • Analyze and adjust to performance of different trends in different markets • Keep merchandise mix current with emerging brands and new merchandise from established brands • Special make-ups from popular brands that are limited or not offered at other retailers 6

Flexible Real Estate Strategy across Real Estate Venues and Geographies • Stores located in malls, power centers, Store Location by Type neighborhood and lifestyle centers, outlet Outlet centers and street-front locations 7% • Store locations in 86 markets in 33 states • Began as an off-mall concept in 1982 Off-Mall 39% 54% Regional Mall • Strategy of clustering stores in promising markets to further enhance brand awareness Irvine Spectrum, California Off-Mall Location Arrowhead, Arizona In-Mall Location 7

Multi-pronged Marketing Approach to Drive Traffic and Customer Engagement Leverage proprietary customer database to further engage customers and drive traffic • Partner with social media stars and influencers to drive brand awareness • Promote in-store events (prior to and post- TBU event) SocialMedia • Increase opportunities to reach our core customer • Partner and collaborate with vendors on exclusive, compelling in-store events (e.g. pizza parties, bean bag toss contests, TBU Events augmented reality searches) • Build credibility with target customers • Distribute catalogs and postcards to new and existing customers TBU Print • Promote new brands and merchandise 8

Significant Investments Across Stores, E-commerce, Systems and Distribution / Fulfillment

TILLYS

Ability to capitalize on recent investments to drive traffic to our stores and website

Stores

- Remodeled or refreshed ~90% of our 229 stores within the last 3 years
- Limited store capex requirements going forward, other than for new stores


TILLYS

Systems

- Implemented new point-of-sale, order management, and website platform in late FY17
- Enhanced customer relationship management, e-commerce and omni-channel capabilities
- Updating mobile application



Distribution and Fulfillment

- Dedicated e-com fulfillment center
- Ability to ship products to stores
- Online orders can also be served from stores
- Along with broader assortment, we carry certain online-only styles


Recent E-Com Comps
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-12.0%
-7.2%
8.1%
26.7%
42.8%
Q4 17
Q1 18
Q2 18
Q3 18
Holiday 2018

9

Evolution of Tillys from IPO to Entering a New Phase of Growth IPO and Expansion Stabilize and Invest for Growth Future of Tillys (2012 – 2015) (2016 – 2017) (2018+) • Significant store expansion, mostly • Paused store growth to address • Disciplined approach to store to new markets, following IPO under-performance and brand growth, clustering in key markets awareness • Lack of brand awareness and • Build brand awareness and inconsistency of merchandising in • Invested in physical and enhance customer experience new markets led to challenges for technological infrastructure to • Limited incremental investment store productivity support future growth required +84 -5 +10 Net Stores Net Stores Net Stores 250 225 230 224 224 229 224 228 200 223 226 222 150 140 224 221 222 220 100 219 220 219 219 218 50 218 217 216 - 216 214 FY11 FY15 FY15 FY17 FY17 FY18 10 Store Count (as of end of period)

Key Growth Drivers Drive Comparable Store Sales Grow E-com and Leverage Omni-Channel Capabilities Open New Stores Drive Brand Awareness Increase Operating Margins 11

Drive Comparable Store Sales Leverage E-com and Increase Brand Awareness with Execute on Merchandising Strategy Business Investments Multi-Pronged Marketing  Dynamic merchandise model  Disciplined approach to new  Continued distribution of store growth, clustering postcards, catalogs and email  Extensive 3rd party brands  marketing  Already-remodeled store Exclusive and proprietary base  Increased social media branded merchandiseTBU TBU presence TBU  Improved website, CRM and omni-channel capabilities  New and exciting in-store sponsored events 11 Consecutive Quarters of Flat to Positive Comparable Store Sales Growth (incl. projected Q4 2018) 9 Consecutive Quarters of Positive Traffic (incl. projected Q4 2018) Comparable Store Net Sales % 7.0% 5.8% 6.0% 5.0% 4.4% 4.4% 4.3% 4.0% 3.0% 2.1% 2.0% 1.5% 0.9% 1.0% 0.6% 0.1% 0.0% 0.1% 0.0% 12 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Holiday 2018

Continue to Grow E-com and Leverage Omni-Channel Capabilities • Create seamless experience for customer to shop in-store or E-commerce Revenue as Percentage online of Total Revenue (1) • Leverage new mobile app and social media presence Urban • Increase investments in omni-channel capabilities: Outfitters 40% • Re-platformed website • Addition of mobile appTBU Abercrombie & Fitch 28% • Utilize these investments to enhance customer convenience: • Pick up in-store Victoria’s Secret 26% • Ship-from-store • Same-day delivery Express 24% Chico’s 22% 13% Buckle 11% francesca’s 7% 13 (1) Source: Company filings, earnings releases and transcripts. Represents e-commerce revenue as a percentage of total revenue as of FY 2017 or the latest available company- filed information. The Company expressly disclaims responsibility for any of the information replicated from other companies’ public filings.

Open New Stores • Opened 12 new stores in FY18, anticipate approximately 10-15 new stores in FY19 • Continue disciplined approach to store growth • Target existing markets with room for growth and new markets with high population density (i.e. Texas, Northeast and Chicago)TBU 1094144_1.wor (NY008SR4) • Focus on clustering stores to build brand awareness • Continue to learn from and use RSQ pop-up locations to drive brand awareness 1094144_1.wor (NY008SR4) 1,274 1,227 1,061 Total Stores (as of latest reported period) (1) 939 744 703 685 631 540 455 330 246 226 87 Gap Victoria’s Guess American francesca’s Zumiez Chico’s Express Hollister Buckle Abercrombie Urban Aritzia Secret Eagle & Fitch Outfitters 14 (1) Source: Company filings as of latest reported period. Represents domestic and international, company-operated, branded stores. The Company expressly disclaims responsibility for any of the information replicated from other companies’ public filings.

Drive Brand Awareness • Increase breadth and depth of customer engagement Strong and Growing • Maintain fun and compelling in-store events such as Follower Base augmented reality scavenger hunts Connecting with • Pursue co-branded promotions with third-party brands, our core influencers and social media personalities customer on their preferred • Expand into new markets platforms • Utilize RSQ pop-ups to drive both RSQ and Tillys brand awareness • Leverage loyalty program 23

Increase Operating Margins

Opportunity to increase operating margin through scale efficiencies driven by comparable store sales increases combined with continued process improvements

Leverage Fixed Costs through Top-Line Growth

- ✓ Largely fixed occupancy costs
- ✓ Favorable buying costs due to scale
- ✓ Leverage our store management and corporate overhead costs

Capitalize on Previous Investments

- ✓ Dedicated e-commerce fulfillment center
- ✓ Upgraded e-commerce platform
- ✓ Upgraded point-of-sale, merchandise allocation and merchandise planning systems

Evaluate Real Estate Opportunities

- ✓ Approximately 85 lease decisions in FY19
- ✓ Generally favorable leasing environment
- ✓ Closing stores that have unacceptable profitability



Operating Margin % (1)
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.7%
6.0%
4.5%
3.3%
3.4%
4.2%
5.0%
FY12
FY13
FY14
FY15
FY16
FY17
FY18 Estimate

16

(1) Operating margin represents operating income as a percentage of net sales for the corresponding period. FY18 Estimate is subject to completion of the period.

Why Invest in Tillys? We Are Executing on …To Drive Overall Growth Current Strengths… Destination Retailer with a Broad Drive Comparable Store Sales and Differentiated Assortment Continue to Grow E-com and Dynamic Merchandise Model Leverage Omni-Channel Capabilities Flexible Real Estate Strategy Across Open New Stores and Reinvest in Real Estate Venues and Geographies Existing Stores Multi-pronged Marketing Approach Drive Brand Awareness Systems and Distribution / Fulfillment Infrastructure to Increase Operating Margins 17 Support Growth